Table of Contents

Letter to Shareholders ................   1
Performance Results ...................   3
Portfolio of Investments  .............   4
Statement of Assets and Liabilities ...  10
Statement of Operations ...............  11
Statement of Changes in Net Assets ....  12
Financial Highlights  .................  13
Notes to Financial Statements .........  14
Independent Auditors' Report ..........  19
Dividend Reinvestment Plan  ...........  20

VMO ANR 12/95



Letter to Shareholders


November 22, 1995

Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time -- not timing -- that leads to investment success.


[PHOTO]
Dennis J. McDonnell and Don G. Powell




Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994 -- a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 7.13 percent<F3>, based on the closing stock price of $13.625 per common share on October 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning
11.14 percent<F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained 4.8 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 12.70 percent<F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1     (Continued on page two)









Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.


[GRAPH]
Trust Participates in
Market Gains of '95

                       Market
  Date      NAV         Price

31-Oct-94  14.390      13.000
30-Nov-94  13.640      12.625
31-Dec-94  14.300      12.750
31-Jan-95  14.800      13.750
28-Feb-95  15.410      14.500
31-Mar-95  15.610      14.000
30-Apr-95  15.320      13.375
31-May-95  15.660      14.000
3O-Jun-95  15.230      13.875
31-Jul-95  15.190      14.125
31-Aug-95  15.400      13.875
3O-Sep-95  15.480      13.500
31-Oct-95  15.850      13.625

Based on month-end prices


  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.


Sincerely,



Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Investment Advisory Corp.        Investment Advisory Corp.




2




              Performance Results for the Period Ended October 31, 1995
                   Van Kampen Merritt Municipal Opportunity Trust
                               (NYSE Ticker Symbol-VMO)
Total Returns
One-year total return based on market price<F1> .......................................      12.70%
One-year total return based on NAV<F2> ................................................      17.74%
Distribution Rates
Distribution rate as a % of initial offer common stock price<F3> ......................       6.48%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4> ...      10.13%
Distribution rate as a % of closing common stock price<F3>  ...........................       7.13%
Taxable-equivalent distribution rate as a % of closing common stock price<F4> .........      11.14%
Share Valuations
Net asset value .......................................................................  $   15.85
Closing common stock price   ..........................................................  $  13.625
One-year high common stock price (03/03/95) ...........................................  $  14.500
One-year low common stock price (11/11/94)  ...........................................  $  11.750
Preferred share (Series A) rate<F5>  ..................................................      3.770%
Preferred share (Series B) rate<F5>  ..................................................      3.807%

<F1> Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2> Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3> Distribution rate represents the monthly annualized distributions of the
Trust at the end of the period and not the earnings of the Trust.

<F4> The taxable-equivalent distribution rate is calculated assuming a 36%
federal tax bracket.

<F5> See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.





3




                                       Portfolio of Investments
                                           October 31,1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                Coupon    Maturity  Market Value
-----------------------------------------------------------------------------------------------------
          Municipal Bonds
          Alabama  1.0%
$  2,000  Birmingham-Carraway, AL Methodist Hlth
          Sys Ser A (Connie Lee Insd) <F2>   ......................    5.875%  08/15/25  $  1,985,880
   2,000  Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg  ........................    6.950   01/01/20     2,075,260
                                                                                         ------------
                                                                                            4,061,140
                                                                                         ------------
          Alaska 2.2%
   8,625  Alaska St Hsg Fin Corp Ser A (MBIA Insd) <F2>   .........    5.875   12/01/24     8,476,995
                                                                                         ------------

          California 12.9%
   1,590  California Hsg Fin Agy Rev Home Mtg Ser B1
          (FHA Gtd)  ..............................................    6.300   08/01/08     1,661,820
   6,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Co Ser B (MBIA Insd)  ................    5.850   12/01/23     5,922,240
   2,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southern
          CA Edison Co (Embedded Cap) (AMBAC Insd)   ..............    6.000   07/01/27     2,004,780
   3,000  California St Ser 94  ...................................    5.500   03/01/12     2,963,160
   1,000  California Statewide Cmntys Dev Auth Rev Ctfs
          Children's Hosp (MBIA Insd)  ............................    6.000   06/01/12     1,052,210
   1,000  California Statewide Cmntys Dev Auth Rev Ctfs
          Children's Hosp (MBIA Insd)  ............................    6.000   06/01/13     1,048,330
   5,000  Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (MBIA Insd)   ...................................        *   09/01/17     1,292,300
   4,000  Foothill/Eastern Tran Agy Conv Cap Apprec
          Sr Lien Ser A <F4>  .....................................  0/7.050   01/01/10     2,203,520
   8,000  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev  ......        *   01/01/15     2,196,000
   7,000  Metropolitan Wtr Dist Southern CA Wtrwks Rev  ...........    5.950   08/05/22     6,999,230
   3,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)   .......    6.000   06/01/08     3,172,800
   2,895  San Bernardino, CA Jt Pwrs Fin Ser A Rfdg
          (Cap Guar Insd)   .......................................    5.500   10/01/10     2,891,931
   2,000  San Bernardino, CA Jt Pwrs Fin Ser A Rfdg
          (Cap Guar Insd)   .......................................    5.750   10/01/15     1,975,380
  10,000  San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (Embedded Cap) (MBIA Insd)  .......................    6.100   09/01/18    10,060,300
   1,000  San Jose, CA Redev Agy Tax Alloc Merged Area
          Redev Proj (MBIA Insd)  .................................    6.000   08/01/11     1,063,550
   4,000  Southern CA Rapid Tran Dist CA Rev Spl Benefit
          Assmt Dist Ser A1 (AMBAC Insd)   ........................    5.500   09/01/09     4,030,240
                                                                                         ------------
                                                                                           50,537,791
                                                                                         ------------

          Colorado 5.9%
   2,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B   ..................................    7.000   08/31/26     2,117,220
   9,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C   ..................................        *   08/31/15     2,208,780


4    See Notes to Financial Statements





                                 Portfolio of Investments (Continued)
                                           October 31,1995
------------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                              Coupon  Maturity  Market Value
------------------------------------------------------------------------------------------------------
           Colorado (Continued)
$  19,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser C   ................................      *%  08/31/26  $  1,981,130
    1,000  Colorado Hlth Fac Auth Rev Vail Vly Med
           Cent Proj Ser A  ......................................  6.500   01/15/13     1,026,290
    1,570  Colorado Hsg Fin Auth Single Family Proj Sr Ser A3  ...  7.000   11/01/24     1,635,202
    3,500  Denver, CO City & Cnty Arpt Rev Ser A   ...............  8.500   11/15/07     3,995,635
    7,000  Denver, CO City & Cnty Arpt Rev Ser A   ...............  8.875   11/15/12     8,263,010
    2,000  Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd)   ...  5.750   11/15/17     1,952,380
                                                                                      ------------
                                                                                        23,179,647
                                                                                      ------------

           District of Columbia 3.8%
    2,000  Metropolitan WA, DC Arpt Auth Genl Arpt Rev
           Ser A (FGIC Insd)  ....................................  7.250   10/01/10     2,210,960
    1,500  Metropolitan WA, DC Arpt Auth Genl Arpt Rev
           Ser A (MBIA Insd)  ....................................  5.875   10/01/15     1,507,110
   12,000  Metropolitan WA, DC Arpt Auth Genl Arpt Rev
           Ser A (MBIA Insd)  ....................................  5.500   10/01/24    11,361,000
                                                                                      ------------
                                                                                        15,079,070
                                                                                      ------------

           Florida 0.8%
    3,000  Florida St Brd Edl Cap Outlay Pub Edl Ser A   .........  5.875   06/01/16     3,039,300
                                                                                      ------------

           Georgia 2.9%
    3,370  Fulton Cnty, GA Lease Rev <F5>  .......................  7.250   06/15/10     3,777,736
    7,000  Municipal Elec Auth GA Spl Oblig First Crossover
           (MBIA Insd)   .........................................  6.500   01/01/20     7,803,250
                                                                                      ------------
                                                                                        11,580,986
                                                                                      ------------

           Hawaii 1.4%
    5,000  Hawaii St Arpt Sys Rev Ser 2  .........................  7.000   07/01/18     5,311,000
                                                                                      ------------

           Illinois 5.1%
    5,000  Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
           2nd Lien Ser A (MBIA Insd) <F3>   .....................  6.375   01/01/12     5,337,300
    6,400  Chicago, IL Sch Fin Auth Ser A (MBIA Insd) ............  5.000   06/01/09     6,155,520
    3,285  Illinois Hlth Fac Auth Rev Midwest Physician
           Group Ltd Proj   ......................................  8.125   11/15/19     3,467,449
    1,475  Regional Tran Auth IL Ser A (AMBAC Insd)   ............  6.500   06/01/15     1,564,916
    1,410  Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
           (FGIC Insd)  ..........................................  6.400   12/01/03     1,566,087
    1,865  Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
           (FGIC Insd)  ..........................................  6.500   12/01/05     2,094,563
                                                                                      ------------
                                                                                        20,185,835
                                                                                      ------------

           Indiana 1.1%
    1,500  Indianapolis, IN Loc Pub Impt Bond Bank Ser D   .......  6.500   02/01/22     1,526,895
    2,500  Purdue Univ, IN Univ Rev Student Fee Ser B   ..........  6.750   07/01/09     2,907,475
                                                                                      ------------
                                                                                         4,434,370
                                                                                      ------------


5    See Notes to Financial Statements





                                 Portfolio of Investments (Continued)
                                           October 31,1995
------------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                          Coupon  Maturity  Market Value
------------------------------------------------------------------------------------------------------
          Louisiana 2.8%
$  9,600  Louisiana Pub Fac Auth Hosp Rev Southern Baptist
          Hosp Proj Rfdg (FSA Insd)   .......................   6.800%  05/15/12  $  10,970,304
                                                                                  -------------

          Maine 1.2%
   2,870  Maine Edl Ln Auth Edl Ln Rev Supplemental Edl Ln
          Pgm Ser A1 ........................................   7.000   12/01/16      3,138,288
   1,575  Maine Edl Ln Auth Edl Ln Rev Supplemental Edl Ln
          Pgm Ser A2   ......................................   7.150   12/01/16      1,700,307
                                                                                  -------------
                                                                                      4,838,595
                                                                                  -------------

          Maryland  1.3%
   5,000  Northeast, MD Waste Disp Auth Solid Waste Rev
          Montgomery Cnty Res Recovery Proj Ser A  ..........   6.200   07/01/10      5,090,750
                                                                                  -------------

          Massachusetts 1.6%
   1,500  Lowell, MA Ser B (FSA Insd)  ......................   5.600   11/01/12      1,509,135
   2,000  Massachusetts St Hlth & Edl Fac Auth Rev
          New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd)   .....................   3.100   07/01/13      1,665,640
   3,000  Plymouth Cnty, MA Ctfs Partn Ser A   ..............   7.000   04/01/22      3,307,080
                                                                                  -------------
                                                                                      6,481,855
                                                                                  -------------

          Michigan 1.9%
   2,500  Michigan St Hosp Fin Auth Rev Hosp Port Huron
          Hosp Oblig Rfdg (FSA Insd) <F2>  ..................   5.375   07/01/12      2,423,575
   4,500  Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd) <F3>   ............   6.875   09/01/22      4,860,630
                                                                                  -------------
                                                                                      7,284,205
                                                                                  -------------

          Minnesota 1.1%
  24,160  Southern MN Muni Pwr Agy Pwr Supply
          Sys Rev Ser A (MBIA Insd)   .......................       *   01/01/26      4,205,773
                                                                                  -------------

          Mississippi 1.4%
   5,500  Mississippi St Ctfs Partn Marshall Cnty
          Correctl Fac (MBIA Insd)  .........................   5.625   06/01/11      5,569,795
                                                                                  -------------

          Missouri 1.4%
   1,000  Missouri St Hsg Dev Comm Mtg Single Family
          Homeowner Ser C (GNMA Collateralized)   ...........   7.250   09/01/26      1,093,140
   1,185  Saint Louis Cnty, MO Single Family (MBIA Insd)  ...   6.900   04/01/16      1,224,200
   3,000  Sikeston, MO Elec Rev Rfdg (MBIA Insd) <F3> .......   6.200   06/01/10      3,276,510
                                                                                  -------------
                                                                                      5,593,850
                                                                                  -------------

          Nevada 2.3%
   4,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd) <F3>   ..........................   6.700   06/01/22      4,211,480
   5,000  Clark Cnty, NV Passenger Fac Las Vegas
          Macarran Intl Arpt (MBIA Insd)   ..................   5.750   07/01/23      4,815,500
                                                                                  -------------
                                                                                      9,026,980
                                                                                  -------------


          6    See Notes to Financial Statements








                                 Portfolio of Investments (Continued)
                                           October 31,1995
------------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                               Coupon  Maturity  Market Value
------------------------------------------------------------------------------------------------------
           New Jersey 5.6%
$  20,000  New Jersey Econ Dev Auth St Contract
           Econ Recovery (Embedded Cap)   ........................   5.900%  03/15/21  $  20,462,400
    1,395  New Jersey Hlthcare Fac Fin Christ Hosp Group
           Issue (Connie Lee Insd)   .............................   7.000   07/01/04      1,591,262
                                                                                       -------------
                                                                                          22,053,662
                                                                                       -------------

           New Mexico 0.9%
    1,165  Hobbs, NM Single Family Mtg Rev Rfdg   ................   8.750   07/01/11      1,273,881
    2,000  University of NM Technology Dev Corp Lease Rev
           Univ Cent Resh Pk Proj Ser A (MBIA Insd)   ............   6.450   08/15/18      2,146,960
                                                                                       -------------
                                                                                           3,420,841
                                                                                       -------------

           New York 13.0%
    3,000  Metropolitan Tran Auth NY Svcs Contract Tran
           Fac Ser 5 Rfdg   ......................................   7.000   07/01/12      3,235,230
    1,440  New York City Indl Spl Fac Terminal
           One Group Assn Proj   .................................   6.100   01/01/09      1,465,502
    8,000  New York City Ser D  ..................................   7.500   02/01/19      8,736,800
    6,060  New York St Dorm Auth Rev City Univ Ser F   ...........   5.500   07/01/12      5,746,031
    1,365  New York St Dorm Auth Rev St Univ Edl Fac
           Ser B Rfdg   ..........................................   5.250   05/15/09      1,301,978
    8,000  New York St Energy Resh & Dev Auth Elec Fac Rev
           Cons Edison Co NY Proj Ser A (MBIA Insd)   ............   7.500   11/15/21      8,406,480
    4,325  New York St Energy Resh & Dev Auth St Svc
           Contract Rev Western NY Nuclear Svc Cent Proj   .......   5.500   04/01/99      4,442,727
    3,000  New York St Loc Govt Assistance Corp Ser C Rfdg  ......   5.000   04/01/21      2,688,300
    4,000  Onondaga Cnty, NY Res Recovery Agy Rev Proj
           Res Recovery Fac  .....................................   6.625   05/01/00      4,119,520
    3,500  Port Auth NY & NJ Cons 97th Ser (FGIC Insd)   .........   6.650   01/15/23      3,739,225
    7,500  Port Auth NY & NJ Cons 102nd Ser (MBIA Insd) <F2>   ...   5.625   10/15/17      7,425,150
                                                                                       -------------
                                                                                          51,306,943
                                                                                       -------------

           North Carolina 6.9%
   13,000  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
           Ser B Rfdg (Embedded Cap)   ...........................   6.000   01/01/14     12,769,510
   11,000  North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
           (Embedded Cap)  .......................................   6.000   01/01/12     10,936,310
    3,000  Wake Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Rev   ...   6.900   04/01/09      3,241,650
                                                                                       -------------
                                                                                          26,947,470
                                                                                       -------------

           Ohio 0.9%
    2,545  Middleburg Heights, OH Southwest Genl Hlth Cent
           (FSA Insd)   ..........................................   5.700   08/15/10      2,591,955
    1,000  Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
           Partnership Proj Rfdg (AMBAC Insd)  ...................   6.375   04/01/29      1,054,660
                                                                                       -------------
                                                                                           3,646,615
                                                                                       -------------


7    See Notes to Financial Statements







                                 Portfolio of Investments (Continued)
                                           October 31,1995
------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                  Coupon  Maturity  Market Value
------------------------------------------------------------------------------------------------------
          Oklahoma 0.8%
$  3,000  Tulsa, OK Muni Arpt Tran Rev American Airls Inc  ......      7.600%  12/01/30  $  3,200,010
                                                                                         ------------

          Pennsylvania 4.5%
   6,655  Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj B  ....................................      6.875   10/01/17     7,055,498
   8,500  Geisinger Auth PA Hlth Sys Muni Cap Ser A
          (Embedded Cap)  .......................................      5.450   07/01/22     8,611,945
   1,000  Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)   .......      6.800   06/15/22     1,129,170
   1,000  Philadelphia, PA Sch Dist Ser A (MBIA Insd)  ..........      5.750   07/01/07     1,051,640
                                                                                         ------------
                                                                                           17,848,253
                                                                                         ------------

          South Carolina 0.3%
   1,000  Aiken County, SC Indl Rev Beloit Corp Proj Rfdg  ......      6.000   12/01/11       992,810
                                                                                         ------------

          Texas 3.8%
   4,500  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc  ......................................      7.000   11/01/01     4,673,565
   2,525  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc  ......................................      7.625   11/01/21     2,703,896
   5,000  Ector Cnty, TX Hosp Dist Hosp Rev Med Cent Hosp  ......      7.300   04/15/12     5,416,250
   1,962  Texas Genl Svcs Comm Partn Int Lease Pur Ctfs   .......      7.250   08/15/11     2,040,643
                                                                                         ------------
                                                                                           14,834,354
                                                                                         ------------

          Utah 1.5%
   3,000  Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Embedded Cap)  .......................................      5.500   02/15/17     2,811,120
   2,920  Utah St Hsg Fin Agy Single Family Mtg Sr Issue B3  ....      7.100   07/01/24     3,053,999
                                                                                         ------------
                                                                                            5,865,119
                                                                                         ------------

          Virginia 2.9%
   2,500  Loudoun Cnty, VA Indl Dev Auth Loudoun
          Hosp Cent (FSA Insd)  .................................      5.800   06/01/20     2,485,275
   1,000  Loudoun Cnty, VA Indl Dev Auth Loudoun
          Hosp Cent (FSA Insd)  .................................      5.800   06/01/26       993,560
   8,200  Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem
          Hosp Carilion Hlth Sys Ser B Rfdg (MBIA Insd) <F4>  ...  4.70/6.25   07/01/20     7,793,280
                                                                                         ------------
                                                                                           11,272,115
                                                                                         ------------

          Washington 6.1%
   9,850  Bellevue, WA Convention Cent Comp Int Rfdg
          (MBIA Insd)   .........................................          *   02/01/25     1,736,260
  10,975  Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser A Rfdg (MBIA Insd)  .................      5.700   07/01/17    10,766,694
  10,000  Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser B Rfdg (MBIA Insd)  .................      5.600   07/01/15     9,795,000
   5,125  Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg   ............................          *   07/01/14     1,620,269
                                                                                         ------------
                                                                                           23,918,223
                                                                                         ------------


8    See Notes to Financial Statements









                                 Portfolio of Investments (Continued)
                                           October 31,1995
------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                          Coupon           Maturity  Market Value
------------------------------------------------------------------------------------------------------
          West Virginia 2.1%
$  8,000  Harrison Cnty, WV Cmnty Solid Waste Disp Rev West
          Penn Pwr Co Proj A   .............................   6.875%           04/15/22  $     8,415,360
                                                                                          ---------------

          Wisconsin 0.9%
   1,000  Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A  ......................................   6.750            04/01/27        1,055,010
   2,500  Wisconsin St Hlth & Edl Fac Waukesha Mem Hosp
          Ser A (AMBAC Insd) <F2>   ........................   5.000            08/15/09        2,382,400
                                                                                          ---------------
                                                                                                3,437,410
                                                                                          ---------------

          Puerto Rico 0.7%
   3,000  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg   ...   5.500            07/01/12        2,948,400
                                                                                          ---------------

Swaps 0.0%
JP Morgan Securities, $8,500,000 notional amount, 01/01/96 maturity, Trust pays variable rate, Trust receives 5.45% fixed rate (used to offset variable component of Geisinger
Auth PA Hlth Sys Muni Cap Ser A Bond) ..................................................         (99,672)
                                                                                          ---------------
Total Long-Term Investments 103.0%
(Cost $383,441,338) <F1> ...............................................................     404,956,154
Short-Term Investments at Amortized Cost 0.8%  .........................................       3,200,000
Liabilities in Excess of Other Assets (3.8%)  ..........................................     (14,873,503)
                                                                                          ---------------
Net Assets 100% ........................................................................  $  393,282,651
                                                                                          ===============
*Zero coupon bond

<F1> At October 31, 1995, cost for federal income tax purposes is $383,441,338;
the aggregate gross unrealized appreciation is $22,490,041 and the aggregate gross unrealized depreciation is $1,304,892, resulting in net unrealized appreciation including futures transactions of $21,185,149.

<F2> Securities purchased on a when issued or delayed delivery basis.

<F3> Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

<F4> Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

<F5> Private placement issue.


The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality

AAA ...      49.5%
AA ....       8.3
A .....      22.1
BBB ...      14.5
BB ....       5.6
           -------
            100.0%
           =======


9                 See Notes to Financial Statements





                                     Statement of Assets and Liabilities
                                              October 31,1995
--------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $383,441,338) (Note 1) ....................................  $  404,956,154
Short-Term Investments (Note 1) ..............................................................       3,200,000
Cash  ........................................................................................       2,105,183
Receivables:
  Interest ...................................................................................       6,554,362
  Investments Sold ...........................................................................          75,875
Unamortized Organizational Expenses (Note 1)  ................................................          11,811
                                                                                                ---------------
    Total Assets .............................................................................     416,903,385
                                                                                                ---------------
Liabilities:
Payables:
  Investments Purchased ......................................................................      22,614,209
  Income Distributions - Common and Preferred Shares  ........................................         377,712
  Investment Advisory Fee (Note 2) ...........................................................         215,889
  Administrative Fee (Note 2)  ...............................................................          66,427
  Margin on Futures (Note 4)  ................................................................           6,250
Accrued Expenses .............................................................................         340,247
                                                                                                ---------------
    Total Liabilities ........................................................................      23,620,734
                                                                                                ---------------
Net Assets ...................................................................................  $  393,282,651
                                                                                                ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 3,000 issued with liquidation preference of $50,000 per share) (Note 5) ..................................................  $  150,000,000
                                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  15,352,891 shares issued and outstanding)  .................................................         153,529
Paid in Surplus  .............................................................................     226,719,758
Net Unrealized Appreciation on Investments  ..................................................      21,185,149
Accumulated Undistributed Net Investment Income  .............................................       1,095,548
Accumulated Net Realized Loss on Investments .................................................      (5,871,333)
                                                                                                ---------------
    Net Assets Applicable to Common Shares ...................................................     243,282,651
                                                                                                ---------------
Net Assets ...................................................................................  $  393,282,651
                                                                                                ===============
Net Asset Value Per Common Share($243,282,651 divided
  by 15,352,891 shares outstanding) ..........................................................  $        15.85
                                                                                                ===============


10               See Notes to Financial Statements





                                       Statement of Operations
                                  For the Year Ended October 31,1995
---------------------------------------------------------------------------------------------------------
Investment Income:
Interest ..............................................................................  $    23,627,905
                                                                                         ----------------
Expenses:
Investment Advisory Fee (Note 2)  .....................................................        2,480,950
Administrative Fee (Note 2) ...........................................................          763,369
Preferred Share Maintenance (Note 5) ..................................................          412,968
Trustees Fees and Expenses (Note 2) ...................................................           30,787
Legal (Note 2)  .......................................................................           29,200
Amortization of Organizational Expenses (Note 1)  .....................................            8,001
Other .................................................................................          320,087
                                                                                         ----------------
    Total Expenses ....................................................................        4,045,362
                                                                                         ----------------
Net Investment Income .................................................................  $    19,582,543
                                                                                         ================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales .................................................................  $   250,462,348
  Cost of Securities Sold .............................................................     (256,031,574)
                                                                                         ----------------
Net Realized Loss on Investments (Including realized loss on closed and expired option
and futures transactions of $555,488 and $7,749,842, respectively) ....................       (5,569,226)
                                                                                         ----------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period  ............................................................       (8,696,440)
  End of the Period (Including unrealized depreciation on open futures transactions
    of $329,667) ......................................................................       21,185,149
                                                                                         ----------------
Net Unrealized Appreciation on Investments During the Period ..........................       29,881,589
                                                                                         ----------------
Net Realized and Unrealized Gain on Investments .......................................  $    24,312,363
                                                                                         ================
Net Increase in Net Assets from Operations ............................................  $    43,894,906
                                                                                         ================



11             See Notes to Financial Statements





                                Statement of Changes in Net Assets
                           For the Years Ended October 31,1995 and 1994
-----------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended
                                                                     October 31,1995  October 31,1994
From Investment Activities:
Operations:
Net Investment Income .............................................  $   19,582,543   $   20,007,543
Net Realized Gain/Loss on Investments .............................      (5,569,226)       2,271,422
Net Unrealized Appreciation/Depreciation on Investments
  During the Period  ..............................................      29,881,589      (47,067,641)
                                                                     ---------------  ---------------
Change in Net Assets from Operations  .............................      43,894,906      (24,788,676)
                                                                     ---------------  ---------------
Distributions from Net Investment Income:
  Common Shares ...................................................     (15,536,849)     (15,659,804)
  Preferred Shares  ...............................................      (5,986,277)      (4,196,785)
                                                                     ---------------  ---------------
Total Distributions  ..............................................     (21,523,126)     (19,856,589)
                                                                     ---------------  ---------------
Net Change in Net Assets from Investment Activities ...............      22,371,780      (44,645,265)
Net Assets:
Beginning of the Period  ..........................................     370,910,871      415,556,136
                                                                     ---------------  ---------------
End of the Period (Including undistributed net investment income of
  $1,095,548 and $3,036,131, respectively)  .......................  $  393,282,651   $  370,910,871
                                                                     ===============  ===============


12                See Notes to Financial Statements





                                 Financial Highlights
     The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------
                                                                                 April 24,1992
                                                                                 (Commencement
                                                 Year Ended October 31           of Investment
                                         ------------------------------------   Operations) to
                                         1995        1994          1993        October 31,1992
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period <F1> ........  $  14.389   $   17.297    $  14.990   $      14.771
                                         ----------  ------------  ----------  ---------------
  Net Investment Income ...............      1.275        1.303        1.354            .611
  Net Realized and Unrealized
    Gain/Loss on Investments  .........      1.584       (2.918)       2.332            .083
                                         ----------  ------------  ----------  ---------------
Total from Investment Operations  .....      2.859       (1.615)       3.686            .694
                                         ----------  ------------  ----------  ---------------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders .......      1.012        1.020        1.020            .340
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders ..........       .390         .273         .282            .135
  Distributions from Net Realized
    Gain on Investments:
    Paid to Common Shareholders .......        -0-          -0-         .057             -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders ..........        -0-          -0-         .020             -0-
                                         ----------  ------------  ----------  ---------------
Total Distributions ...................      1.402        1.293        1.379            .475
                                         ----------  ------------  ----------  ---------------
Net Asset Value, End of the Period  ...  $  15.846   $   14.389    $  17.297   $      14.990
                                         ==========  ============  ==========  ===============
Market Price Per Share
  at End of the Period ................  $  13.625   $   13.000    $  16.375   $      14.500
Total Investment Return at Market
  Price (Non-Annualized) <F2> .........      12.70%      (14.96%)      20.85%          (1.16%)
Total Return at Net
  Asset Value (Non-Annualized) <F3> ...      17.74%      (11.30%)      23.17%           2.10%
Net Assets at End of the Period
  (In millions) .......................  $   393.3   $    370.9    $   415.6   $       380.1
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares (Annualized) ..........       1.75%        1.69%        1.62%           1.54%
Ratio of Expenses to Average
  Net Assets (Annualized)  ............       1.06%        1.05%        1.02%           1.04%
Ratio of Net Investment Income to
  Average Net Assets Applicable
  to Common Shares
  (Annualized) <F4> ...................       5.87%        6.43%        6.51%           5.82%
Portfolio Turnover ....................      69.55%       75.64%       52.40%          53.37%

<F1> Net asset value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

<F2> Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3> Total return at net asset value (NAV) reflects the change in value of the
Trust's assets with reinvestment of dividends based upon NAV.

<F4> Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


13          See Notes to Financial Statements



                          Notes to Financial Statements
                                October 31,1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt Municipal Opportunity Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on April 24, 1992.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending April 23, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

14

                 Notes to Financial Statements (Continued)
                            October 31,1995
--------------------------------------------------------------------------------

E. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $5,871,333, of which $302,107 and $5,569,226 will expire on October 31, 2001 and 2003, respectively.

F. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $24,100 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was $24,400.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

15

Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------


3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995 were $276,281,475 and $256,031,574, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Option Contracts-An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.






  Transactions in options for the year ended October 31, 1995, were as follows:

                                                      Contracts  Premium
-------------------------------------------------------------------------------
Outstanding at October 31, 1994 ....................       200   $      57,759
Options Written and Purchased (Net) ................     3,952      (1,246,133)
Options Terminated in Closing Transactions (Net) ...    (1,026)        528,378
Options Expired (Net) ..............................    (2,226)        621,478
Options Exercised (Net)  ...........................      (900)         38,518
                                                      ---------  --------------
Outstanding at October 31, 1995 ....................       -0-   $         -0-
                                                      =========  ==============


16

                  Notes to Financial Statements (Continued)
                               October 31,1995
--------------------------------------------------------------------------------

B. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds, the Municipal Bond Index and Eurodollar Notes and typically closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts for the year ended October 31, 1995, were as follows:



                                      Contracts
-----------------------------------------------
Outstanding at October 31, 1994 ....     1,150
Futures Opened .....................    13,150
Futures Closed .....................   (13,700)
                                      ---------
Outstanding at October 31, 1995  ...       600
                                      =========


The futures contracts outstanding as of October 31, 1995, and the descriptions and unrealized depreciation are as follows:


                                                    Unrealized
                                         Contracts  Depreciation
----------------------------------------------------------------
Eurodollar Note Futures
December 1995 - Sells to Open  ........     350     $  30,587
March 1996 - Sells to Open  ...........     250       299,080
                                         ---------  ------------
                                            600     $ 329,667
                                         =========  ============


C. Swap Transactions-These transactions are identified in the portfolio of investments and represent an agreement between two parties to exchange a series of cash flows at specified intervals. The cash flows can be indexed to various indices such as interest rates. The difference in the cash flows is recorded as increases or decreases in interest income.

D. Indexed Securities-These instruments are identified in the portfolio of investments. Their price may be more volatile than the price of a comparable fixed rate security.

  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

17

                  Notes to Financial Statements (Continued)
                               October 31,1995
--------------------------------------------------------------------------------


  An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

5. Preferred Shares
The Trust has outstanding 3,000 Auction Preferred Shares ("APS") in two series of 1,500 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every
28 days through an auction process. The average rate in effect on October 31, 1995 was 3.789%. During the year ended October 31, 1995, the rates ranged from 3.310% to 5.375%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

18

Independent Auditors' Report

The Board of Trustees and Shareholders of
Van Kampen Merritt Municipal Opportunity Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Municipal Opportunity Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Municipal Opportunity Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP
Chicago, Illinois
December 5, 1995

19

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If,before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

  One Parkview Plaza, Oakbrook Terrace, IL 60181
Attn: Closed-End Funds

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Van Kampen Merritt Municipal Opportunity Trust


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Custodian and Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105



Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive Chicago, Illinois 60606



Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive Chicago, Illinois 60601



*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

SM  denotes a service mark of
Van Kampen American Capital Distributors, Inc.

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